J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Dynamic Plus Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated March 15, 2018

to the Summary Prospectus, Prospectus and Statement of Additional Information dated November 1, 2017, as supplemented

NOTICE OF LIQUIDATION OF THE JPMORGAN U.S. DYNAMIC PLUS FUND (the “Fund”). At a special meeting of shareholders held on March 14, 2018, the proposed Agreement and Plan of Reorganization (the “Reorganization Agreement”) by JPMorgan Trust I (the “Trust”) relating to the proposed reorganization of the Fund into the JPMorgan U.S. Large Cap Core Plus Fund (the “Acquiring Fund”) did not receive the votes necessary for approval. As described in the proxy statement for the Fund mailed to the Fund’s shareholders, if the Fund’s shareholders do not approve the Reorganization Agreement, the Fund will not be reorganized into the Acquiring Fund and the Board of Trustees (the “Board”) of the Trust may consider other options, including the liquidation of the Fund. Subsequent to the special meeting of shareholders, the Board of the Trust has approved the liquidation and dissolution of the Fund on or about March 29, 2018 (the “Liquidation Date”). Effective immediately, the Fund may depart from its stated investment objective and strategy as it increases its cash holdings in preparation for the liquidation. Unless you have an individual retirement account (“IRA”) where UMB Bank, n.a. currently serves as the custodian, on the Liquidation Date, the Fund shall distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate subject to ratification by the Board. Capital gain distributions, if any, may be paid on or prior to the Liquidation Date. If you have a Fund direct IRA account, your shares will be exchanged for Morgan Shares of the JPMorgan U.S. Government Money Market Fund, unless you provide alternative direction prior to the Liquidation Date. For all other IRA accounts, the proceeds will be invested based upon guidelines of the applicable Plan administrator.

Upon liquidation, shareholders may purchase any class of another J.P. Morgan Fund for which they are eligible with the proceeds of the liquidating distribution. Shareholders holding Class A Shares or Class I Shares will be permitted to use their proceeds from the liquidation to purchase Class A Shares of another J.P. Morgan Fund at net asset value within 90 days of the liquidating distribution, provided that they remain eligible to purchase Class A Shares. They may also purchase other share classes for which they are eligible. If shareholders of Class C Shares purchase Class C Shares of another J.P. Morgan Fund within 90 days of the liquidating distribution, no contingent deferred sales charge will be imposed on those new Class C Shares. At the time of the purchase you must inform your Financial Intermediary or the Fund that the proceeds are from the liquidated Fund.

FOR EXISTING SHAREHOLDERS OF RECORD OF THE FUND AS OF MARCH 19, 2018, ADDITIONAL PURCHASES OF FUND SHARES WILL BE ACCEPTED UP TO OR AROUND MARCH 26, 2018 AFTER WHICH NO NEW PURCHASES WILL BE ACCEPTED. FOR ALL OTHER INVESTORS, PURCHASES OF FUND SHARES WILL NO LONGER BE ACCEPTED AFTER MARCH 19, 2018.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

SUP-USDP-LIQ-318